SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            BT INSURANCE FUNDS TRUST
      -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      -------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

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        (4) Date Filed:





FOR INTERNAL USE ONLY.  NOT FOR PUBLIC DISTRIBUTION.

IMPORTANT NEWS ABOUT THE BT MUTUAL FUND PROXY YOUR CLIENTS WILL RECEIVE



Dear        :

In order to keep you updated on the progress of the merger between Deutsche Bank and Bankers Trust, we want to notify you of an upcoming proxy that will be sent to BT Mutual Fund shareholders.

SHAREHOLDERS TO VOTE ON INVESTMENT ADVISORY AGREEMENTS

As a result of the merger, it is necessary for us to have shareholders vote on new investment advisory agreements. Additionally, we plan on taking this opportunity to also ask shareholders to vote on the election of trustees, and the selection of independent accountants (see the attached page for details).

NO CHANGES TO PORTFOLIO MANAGEMENT STRUCTURE AND FEES

It is important for you and your clients to know that the acquisition of Bankers Trust by Deutsche Bank will not change the fund advisor, which will remain Bankers Trust. Further, it will not change the portfolio management or investment style of the BT Mutual Funds, their advisory fees, the number of fund shares your clients own or the value of those shares.

Deutsche Asset Management remains committed to working with you and supporting the valued service and advice your firm provides to individual investors. It is our intention to notify you prior to any other shareholder communication which may need to take place, and on the progress of merging the fund groups of Bankers Trust, Morgan Grenfell and Deutsche Funds.

Should you have any questions regarding the proxy vote, please call Peder Hagberg at 212-250-2744. Thank you.



Sincerely,



Phillip F. Stambaugh

Director

BT MUTUAL FUND PROXY VOTE
Listed on the following pages is detailed information which pertains to the upcoming BT Mutual Fund proxy vote.



The following proposals apply to each of the BT Insurance Funds:

----------------------------------------- ----------------------------------------------------------------------------
Issue                                     Reason
----------------------------------------- ----------------------------------------------------------------------------
Approve new investment advisory           As a result of the merger, the present agreement could be deemed to
agreements with Bankers Trust.  No        terminate automatically.  Shareholders are being asked to approve a new
change in fees is proposed.               agreement on terms substantially similar to the current agreement.  There are no material changes.
----------------------------------------- ----------------------------------------------------------------------------
Approve new investment advisory           This proposal will give Deutsche Bank the flexibility to make Morgan
agreements with Morgan Grenfell Inc. to   Grenfell Inc. ("Morgan Grenfell") the investment adviser to all or some of
take effect within two years of the       the BT Funds upon Trustee approval.  This arrangement will simplify the
shareholder meeting.  Fees will be the    organizational structure of Deutsche Bank's U.S. mutual fund operations,
same as under agreement with Bankers      enhance the efficiency of their administration and promote consistency of
Trust.                                    internal controls, compliance and regulatory oversight.  The agreement will have terms substantially similar to the current agreement with Bankers
                                          Trust.
----------------------------------------- ----------------------------------------------------------------------------
Approve new sub-investment advisory       This proposal will give Morgan Grenfell the flexibility to appoint Bankers
agreements between Morgan Grenfell Inc.   Trust as sub-adviser to all or some of the Funds upon Trustee approval.
and Bankers Trust to take effect within
two years of the shareholder meeting.
----------------------------------------- ----------------------------------------------------------------------------
Elect Trustees.                           Shareholders have the opportunity to elect trustees who oversee matters relating to their funds.
----------------------------------------- ----------------------------------------------------------------------------
Ratify selection of independent           The law requires that shareholders be asked to ratify the selection of
accountants.                              independent accountants.
----------------------------------------- ----------------------------------------------------------------------------

WHEN PROXIES AND PROXY CARDS WILL BE MAILED TO CLIENTS

We plan to begin mailing proxies and proxy cards around August 23, 1999 to each Fund's shareholders of record as of August 6, 1999. Your clients will receive a separate proxy card for each Fund and share class they own. The shareholder meetings are scheduled to take place at One South Street, Baltimore, Maryland on September 30, 1999.



THE VOTING PROCESS

We have retained Shareholder Communications Corporation (SCC) to assist with our collection of proxy votes.

Starting in early September, SCC will begin to call registered fund shareholders who have not voted to remind them to vote. If your clients have asked your firm to withhold their account information they will not be contacted by SCC.

SCC will start with shareholders owning the largest number of shares. Your clients will be given the opportunity to vote over the phone after satisfactorily answering a series of questions for identification purposes.



FOR INTERNAL USE ONLY.  NOT FOR PUBLIC DISTRIBUTION.

TWO WAYS YOUR CLIENTS CAN VOTE



BY PHONE

Shareholders who receive proxies distributed through ADP can vote by phone by calling the number provided on their proxy card. Please note that your clients must have the 12-digit control number located on their proxy card to vote by phone. Shareholders who have instructed their investment representative not to release their names may not vote by phone.

BY MAIL

All shareholders can vote by mail by completing the proxy card and returning it in the postage-paid envelope.


FOR INTERNAL USE ONLY.  NOT FOR PUBLIC DISTRIBUTION.